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                       RREEF RREAL ESTATE SECURITIES FUND


                                 ANNUAL REPORT

                               NOVEMBER 30, 2000



                                     (LOGO)
                                     RREEF

                        Real Estate Investment Managers

                  A % RoProperty Investment Management Company




     Shares of the RREEF RReal Estate Securities Fund are distributed by an independent third party, Sunstone Distribution Services, LLC.

-------------------------------------------------------------------------------

         Shareholder Letter for RREEF RReal Estate Securities Fund

The RREEF RReal Estate Securities Fund (the "Fund") reported a total return of 23.19% for the 12-month period ended November 30, 2000 (inception date December 1, 1999).<F1> This performance compares favorably to the S&P 500/R Index total return of -4.22% and the Dow Jones Industrial Average total return of -2.73% for the same period. This good performance was further exaggerated when compared to the Nasdaq Composite, which reported a total return of -21.99% for the twelve months ended November 30, 2000.<F2> Of course, these broader markets do not have any REIT components. We believe that equity investors were searching for defensive income-oriented sectors, and the REIT sector benefited from this rotation. For the calendar year ended December 31, 2000, the Fund's total return was 29.23%.<F1>

The Fund under performed the Wilshire REIT Index, which reported a total return of 27.00% for the twelve months ended November 30th.<F2> This was largely due to the timing of inflows in the early stages of the Fund, dating back to the first few months of the Fund. The Fund has outperformed the Wilshire REIT Index during the last several months of the fiscal year.

The strong performance in the REIT market was a result of several factors including the following:

- After two years of negative performance, share prices a year ago reflected substantial discounts to the underlying value of properties held in company portfolios.

- In response to the substantial discounts, companies pursued strategies to close the gap, including mergers, privatizations, and share repurchase programs.

- The economy performed stronger than expected, resulting in very good property operating performance, especially in the high-tech markets of San Francisco, Boston and Washington.

Big winners in the REIT sector included office and apartment companies with properties located in these very high growth tech-oriented markets. Extraordinary rent growth was experienced in these markets due to the inability of new supply to keep up with burgeoning demand. The Fund held positions in many of the top performers, including Essex Property Trust, Inc. (up 71.44%), Spieker Properties, Inc. (up 58.37%), CarrAmerica Realty Corp. (up 52.98%), AvalonBay Communities, Inc. (up 52.79%), and Equity Office Properties, Inc. (up 47.52%).<F3>

Mergers and acquisitions were driven by quality companies with quality portfolios accepting offers which were significantly higher than current share prices. For example, the following companies were either acquired or sold significant portfolios during the last twelve months: Urban Shopping Centers, Inc.; Pacific Gulf Properties, Inc.; Cornerstone Properties, Inc.; and Bradley Real Estate, Inc. The Fund owned a position in Urban Shopping Centers, Inc. at the time of the announcement of its acquisition.
<F3>

The top performing sectors during the year were the office and hotel sectors which reported total returns of 37.95% and 37.23%, respectively. Both of these sectors benefited from strong demand due to unanticipated economic strength. The office sector in particular showed good performance in those markets where technology-driven demand pushed rents to unexpected heights. The hotel sector experienced favorable sentiment as strength in the U.S. economy fueled demand for hotel rooms.

The weaker performing sectors were the retail and regional mall sectors, which reported total returns of 8.53% and 13.95%, respectively. In the retail sector, rent growth was anemic and several companies suffered large price declines due to weak operations coupled with weak balance sheets. The Fund under-weighted these companies.

The regional mall sector experienced negative investor sentiment due to well-publicized problems with theater tenants and concern about the eventual slowing of consumer spending. Simon Property Group, the largest company in the sector, reported a total return of 6.75% and was a laggard for the Fund, resulting from a delay in profitability in their technology-related initiatives in addition to the sector-wide negative perception.<F3>

While the Fund's office holdings generally performed very well, it held some under-performers as well. The under-performers were value-oriented holdings which did not show the strength of the office REITs which owned assets in the hot markets. Highwoods Properties, Inc. is a southeastern-based office company which continued to trade at a deep discount to underlying asset value as investors remained concerned about slow growth in the southeast office markets. Mack-Cali Realty Corp. is New Jersey-based and holds a very attractive portfolio in the New York metro area, but pursued an ill-conceived acquisition of another office company which eventually was called off but still damaged the company's credibility. Trizec Hahn Corp. is a large, diversified office company which also traded persistently at a discount to the value of its underlying properties. Company management made a number of strategic missteps during the year, including committing large amounts of capital to technology-related real estate which is perceived to carry more risk than traditional real estate operations. In the case of both Trizec Hahn Corp. and Mack-Cali Realty Corp., management has made significant moves to rebuild investor confidence, which is expected to result in improved share price performance in the coming twelve months.<F3>

With the economy showing signs of slowing down and with some risk of recession, we are currently positioning the Fund to be defensive by investing in companies, geographic regions and property types that we believe are positioned to produce sustainable income from underlying property operations. While the theme over the last twelve months was to overweight those markets that generated significant real estate demand from technology-related enterprises, we believe the theme for the next twelve months will be to overweight those areas that will produce stable operations and, therefore, predictable cash flows.

With the good performance that has occurred over the last twelve months in the REIT sector, the discounts to net asset values in many sectors have substantially declined. However, in select companies and some property sectors, including retail and regional malls, discounts have persisted and valuations remain attractive. We will seek to exploit these attractive valuations on a selective basis where we believe management decisions, the property portfolio and market conditions will allow for closure of the gap between share values and underlying property values.

Sincerely,

/s/ Karen J. Knudson

Karen J. Knudson
Principal
RREEF America L.L.C.

Sunstone Distribution Services, LLC, Distributor

<F1> Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will differ due to differences in class expenses.

<F2> The  S&P 500/R Index is an unmanaged  index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones Industrial Average is an unmanaged index comprised of 30 stocks that are major factors in their industries, and widely held by individuals and institutions. These stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange.

The Nasdaq Composite Index is an unmanaged index consisting of over 4,700 stocks from the Nasdaq Stock Market. It is market-value weighted, meaning that each company's security affects the Index in proportion to its market value.

The Wilshire REIT Index is an unmanaged index of approximately 100 selected securities which measures U.S. publicly traded Real Estate Investment Trusts.

<F3> As of November 30, 2000 Essex Property Trust, Inc. comprised 0.93% of the Fund; Spieker Properties, Inc. comprised 2.89% of the Fund; CarrAmerica Realty Corp. comprised 3.02% of the Fund; AvalonBay Communities, Inc. comprised 3.94% of the Fund; Equity Office Properties, Inc. comprised 7.72% of the Fund; Developers Diversified Realty Corp. comprised 1.26% of the Fund; Simon Property Group comprised 5.98% of the Fund; Highwoods Properties, Inc. comprised 5.95% of the Fund; Mack-Cali Realty Corp. comprised 5.52% of the Fund; and Trizec Hahn Corp. comprised 5.32% of the Fund.

                        GROWTH OF A $10,000 INVESTMENT

               RREEF RReal Estate      S&P 500         Wilshire Real Estate
Date            Securities Fund         Index         Investment Trust Index

11/30/99            $10,000            $10,000                $10,000
12/31/99             10,230             10,589                 10,378
1/31/00              10,150             10,057                 10,443
2/29/00               9,900              9,867                 10,282
3/31/00              10,454             10,832                 10,689
4/30/00              11,152             10,506                 11,446
5/31/00              11,334             10,290                 11,593
6/30/00              11,697             10,544                 11,886
7/31/00              12,606             10,379                 13,005
8/31/00              12,116             11,024                 12,517
9/30/00              12,628             10,442                 12,998
10/31/00             12,040             10,398                 12,441
11/30/00             12,319              9,578                 12,700


The RREEF RRreal Estate Securities Fund's total return for the year ended November 30, 2000 was 23.19%.

This chart assumes an initial investment of $10,000 made after the close of business on 11/30/99 (inception date). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Performance for Class B shares will differ due to differences in class expenses.

The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire REIT Index is an unmanaged index of approximately 100 selected securities which measures U.S. publicly traded Real Estate Investment Trusts.

                    RREEF RREAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2000

 Number
of Shares                                                         Value
---------                                                       ---------
               COMMON STOCKS                      96.6%

               APARTMENTS                         23.3%
    14,500       Apartment Investment & Management Co.           $667,000
    13,460       Archstone Communities Trust                      325,564
    11,420       AvalonBay Communities, Inc.                      534,599
     1,500       BRE Properties, Inc.                              48,094
    17,800       Equity Residential Properties Trust              907,800
     2,400       Essex Property Trust, Inc.                       126,150
     6,000       Post Properties, Inc.                            206,625
                                                              -----------
                                                                2,815,832
                                                              -----------
               DIVERSIFIED COMPANIES              7.2%
     7,700       Catellus Development
                  Corporation<F1>                                 141,487
    34,200       Security Capital U.S. Realty<F1>                 726,750
                                                              -----------
                                                                  868,237
                                                              -----------

               HOTELS                             6.4%
     3,600       Host Marriott Corporation                         42,750
    12,280       MeriStar Hospitality Corp.                       231,017
    14,310       Starwood Hotels and Resorts Worldwide            457,920
    30,650       Wyndham International, Inc.<F1>                   45,975
                                                              -----------
                                                                  777,662
                                                              -----------
               INDUSTRIALS                        9.9%
    19,800       AMB Property Corp.                               471,487
    11,200       Duke-Weeks Realty Corp.                          254,800
     9,600       Liberty Property Trust                           252,000
    10,300       ProLogis Trust                                   216,300
                                                              -----------
                                                                1,194,587
                                                              -----------
               OFFICE                             38.0%
     9,600       Boston Properties, Inc.                          407,400
    13,850       CarrAmerica Realty Corp.                         409,441
    34,566       Equity Office Properties, Inc.                 1,047,782
    37,020       Highwoods Properties, Inc.                       807,499
    28,290       Mack-Cali Realty Corp.                           749,685
     2,100       Reckson Associates Realty Corporation             49,219
     7,500       Spieker Properties, Inc.                         391,875
    47,770       Trizec Hahn Corp.                                722,521
                                                              -----------
                                                                4,585,422
                                                              -----------

                     RREEF RREAL ESTATE SECURITIES FUND

NOVEMBER 30, 2000

  Number
of Shares                                                         Value
---------                                                       ---------

               COMMON STOCKS (CONTINUED)

               REGIONAL MALLS                    12.5%
    21,160       General Growth Properties, Inc.                  695,635
    35,390       Simon Property Group                             811,758
                                                              -----------
                                                                1,507,393
                                                              -----------
               RETAIL                             9.3%
    15,200       Chelsea GCA Realty, Inc.                        $535,800
    14,062       Developers Diversified Realty Corp.              170,502
    14,500       Federal Realty Investment Trust                  279,125
    11,400       JDN Realty Corp.                                 119,700
                                                              -----------
                                                                1,105,127
                                                              -----------
               SELF-STORAGE                       2.6%
    14,400     Public Storage, Inc.                               315,900
                                                              -----------

               TOTAL COMMON STOCKS (COST $12,150,823)          11,662,767
                                                              -----------

 Principal
  Amount
 ---------
               SHORT-TERM INVESTMENTS             4.4%

 $ 531,426     UMB Bank, n.a., Money Market Fiduciary             531,426
                                                              -----------
               TOTAL SHORT-TERM INVESTMENTS
                 (COST $531,426)                                  531,426
                                                              -----------

               TOTAL INVESTMENTS                               12,194,193
                 (COST $12,682,249)               101.0%

               LIABILITIES LESS OTHER ASSETS      (1.0%)        (122,821)
                                                              -----------
               NET ASSETS                         100.0%      $12,071,372
                                                              ===========
<F1> Non-income producing

See notes to financial statements.

                    RREEF RREAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2000

ASSETS:
  Investments, at value (cost $12,682,249)                   $13,701,586
  Receivable for investments sold                                114,504
  Interest and dividends receivable                                7,714
                                                             -----------

  Total Assets                                                13,823,804
                                                             -----------
LIABILITIES:
  Payable for securities purchased                               230,077
  Accrued investment advisory fee                                  6,723
  Accrued Trustees' fees and expenses                              7,590
  Payable to custodian                                               649
                                                             -----------

  Total Liabilities                                              245,039
                                                             -----------

NET ASSETS                                                   $13,578,765
                                                             ===========
NET ASSETS CONSIST OF:
  Paid-in-capital                                            $12,047,442
  Undistributed net investment income                             90,976
  Accumulated undistributed net realized gain
     on investments                                              421,010
  Net unrealized appreciation on investments                   1,019,337
                                                             -----------

NET ASSETS                                                   $13,578,765
                                                             ===========

SHARES OUTSTANDING, (NO PAR VALUE)                             1,135,950
  (UNLIMITED SHARES AUTHORIZED)

NET ASSET VALUE, OFFERING AND                                $     11.95
REDEMPTION PRICE PER SHARE

See notes to financial statements.

                     RREEF RREAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2000

INVESTMENT INCOME:
  Dividends (net of foreign tax withholdings of $1,962)        $ 599,792
  Interest                                                        11,923
                                                               ---------

  Total Investment Income                                        611,715
                                                               ---------

EXPENSES:
  Investment advisory fees                                        96,113
  Trustees' fees and expenses                                     31,090
                                                               ---------

  Total Expenses                                                 127,203
                                                               ---------

NET INVESTMENT INCOME                                            484,512
                                                               ---------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments                               365,661
  Change in unrealized appreciation on investments             1,019,337
                                                               ---------

  Net Gain on Investments                                      1,384,998
                                                               ---------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                     $1,869,510
                                                              ==========
See notes to financial statements.

                    RREEF RREAL ESTATE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED NOVEMBER 30, 2000

OPERATIONS:
  Net investment income                                       $  484,512
  Net realized gain on investments                               365,661
  Change in unrealized appreciation on investments             1,019,337
                                                             -----------

  Net increase in net assets resulting from operations         1,869,510
                                                             -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                13,867,310
  Shares issued to shareholders in reinvestment                  287,032
     of dividends                                            -----------
                                                              14,154,342

  Redemption of shares                                       (2,206,910)
                                                             -----------

  Net increase from capital share transactions                11,947,432
                                                             -----------
DIVIDENDS PAID FROM:
  Net investment income                                        (338,187)
                                                             -----------
  Net realized gains                                                   -
                                                             -----------
                                                               (338,187)
                                                             -----------

TOTAL INCREASE IN NET ASSETS                                 $13,478,755

NET ASSETS:
  Beginning of period                                            100,010
                                                             -----------

  End of period (includes undistributed net                  $13,578,765
     investment income of $90,976)                           ===========

TRANSACTIONS IN SHARES:
  Shares sold                                                  1,291,175
  Issued in reinvestment of dividends                             24,907
  Shares redeemed                                              (190,133)
                                                             -----------

  Net increase                                                 1,125,949
                                                             ===========

 See notes to financial statements.

                    RREEF RREAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS
YEAR ENDED NOVEMBER 30, 2000

For a Fund Share Outstanding Throughout the Year.

NET ASSET VALUE, BEGINNING OF PERIOD                     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                     0.48
     Net realized and unrealized gain on investments           1.82
                                                         ----------
     Total from Investment Operations                          2.30
                                                         ----------

 DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income                    (0.35)
     Distributions from net realized gains                        -
                                                         ----------

     Total Distributions                                     (0.35)
                                                         ----------
NET ASSET VALUE, END OF PERIOD                           $    11.95
                                                         ==========

TOTAL RETURN                                                 23.19%

SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period                          $13,578,765
     Ratio of expenses to average net assets                  1.32%
     Ratio of net investment income to average net assets     5.04%
     Portfolio turnover rate                                    87%


See notes to financial statements.

                    RREEF RREAL ESTATE SECURITIES FUND
                       NOTES TO FINANCIAL STATEMENTS
                             NOVEMBER 30, 2000

1. ORGANIZATION

   RREEF Securities Trust (the "Trust") was organized on September 15, 1999 as a Delaware business trust registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The RREEF RReal Estate Securities Fund (the "Fund") is a non-diversified portfolio of the Trust and is authorized to issue two classes of shares: Class A and Class B. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. Class A commenced operations on December 1, 1999; Class B commenced operations on February 23, 2000. At November 30, 2000, one share of Class B was outstanding with a net asset value of $11.91.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

   INVESTMENT VALUATION - Equity securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

   FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and realized gains to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                    RREEF RREAL ESTATE SECURITIES FUND
                 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             NOVEMBER 30, 2000

   DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

   Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at November 30, 2000, the Fund reduced undistributed net investment income and increased accumulated undistributed net realized gain on investments by $55,349.

   EXPENSES - Each class of shares is charged for those expenses directly attributable to the class. Expenses that are not directly attributable to a class of shares are typically allocated among the classes in proportion to their relative net assets.

3. INVESTMENT TRANSACTIONS

   Purchases and sales of securities, excluding short-term investments, for the year ended November 30, 2000 were $19,798,769 and $7,886,478 respectively.

   At November 30, 2000, accumulated net unrealized appreciation was $1,037,900 based on the aggregate cost of investments for federal income tax purposes of $12,663,686, which consisted of unrealized appreciation of $1,255,812 and unrealized depreciation of $217,912.

4. INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS

   INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an Investment Management Agreement with RREEF America L.L.C. (the "Adviser"). Pursuant to the agreement, the Fund pays the Adviser an investment management fee based on the average daily net assets at the annual rate of 1.00%. Fees for these services are reported as Management Fees on the Statement of Operations. The Adviser pays all of the Fund's expenses other than 12b-1 fees, brokerage expenses, taxes, interest, fees and expenses of those Trustees who are not "interested persons" as defined in the 1940 Act (including legal fees), and extraordinary expenses.

   DISTRIBUTION AGREEMENTS. The Fund has adopted separate Distribution Plans (separately, the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each class of shares. The Fund does not directly pay for any distribution costs, except for those provided for in the Plan for Class B shares. The Plan for Class B shares permits the Fund to pay fees of 0.25% of average annual net assets to Sunstone Distribution Services, LLC (the "Distributor") for distribution of Class B shares through financial intermediaries other than the Distributor.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of RREEF RReal Estate Securities Fund:

We have audited the accompanying statement of assets and liabilities of RREEF RReal Estate Securities Fund (the "Fund"), including the schedule of investments, as of November 30, 2000, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RREEF RReal Estate Securities Fund as of November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
January 19, 2001

TRUSTEES                           Nicholas C. Babson
                                   Peter J. Broccolo
                                   Richard W. Burke
                                   Karen J. Knudson
                                   Robert L. Stovall

OFFICERS                           Peter J. Broccolo
                                   Paula M. Ferkull
                                   Karen J. Knudson
                                   Mark D. Zeisloft

INVESTMENT ADVISER                 RREEF AMERICA L.L.C.
                                   875 North Michigan Avenue, Suite 4114
                                   Chicago, Illinois 60611

ADMINISTRATOR AND                  SUNSTONE FINANCIAL GROUP, INC.
FUND ACCOUNTANT                    803 West Michigan Street, Suite A
                                   Milwaukee, Wisconsin 53233

CUSTODIAN                          UMB BANK, N.A.
                                   928 Grand Boulevard, 10th Floor
                                   Kansas City, Missouri 64106

INDEPENDENT AUDITORS               DELOITTE & TOUCHE LLP
                                   180 North Stetson Avenue
                                   Chicago, Illinois 60601

LEGAL COUNSEL                      D'ANCONA & PFLAUM LLC
                                   111 East Wacker Drive, Suite 2800
                                   Chicago, Illinois 60601

DISTRIBUTOR                        SUNSTONE DISTRIBUTION SERVICES, LLC
                                   803 West Michigan Street, Suite A
                                   Milwaukee, Wisconsin 53233

DIVIDEND-DISBURSING                RREEF RREAL ESTATE SECURITIES FUND
AND TRANSFER AGENT                 c/o Sunstone Financial Group, Inc.
                                   803 West Michigan Street, Suite A
                                   Milwaukee, Wisconsin 53233

This report is submitted for the general information of shareholders of the RREEF RReal Estate Securities Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus provides more complete information, including fees and expenses, the investment objectives, risks and operating policies of the Fund. Read the Prospectus carefully.